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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                                   FORM 8-K
                                --------------


                                Current report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 23, 2007


                    PERFORMANCE TECHNOLOGIES, INCORPORATED

                        Commission file number 0-27460


          Incorporated pursuant to the Laws of the State of Delaware


       Internal Revenue Service - Employer Identification No. 16-1158413


                205 Indigo Creek Drive, Rochester, New York 14626


                                 (585)256-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 23, 2007, Performance Technologies, Incorporated issued a press release announcing its results of operations for the quarter and year ending December 31, 2006. A copy of the press release is being furnished as Exhibit
99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by Performance Technologies, Incorporated on
       February 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERFORMANCE TECHNOLOGIES, INCORPORATED

 February 28, 2007                     By /s/ John M. Slusser
                                          --------------------------------------
                                          John M. Slusser
                                          President and Chief Executive Officer

 February 28, 2007                     By /s/ Dorrance W. Lamb
                                          --------------------------------------
                                          Dorrance W. Lamb
                                          Chief Financial Officer and
                                          Senior Vice President of Finance

                                                                    Exhibit 99.1

For more information contact:
Dorrance W. Lamb
SVP and Chief Financial Officer
Performance Technologies
585-256-0200 ext. 7276
http://www.pt.com
finance@pt.com


                      Performance Technologies Announces

                   Fourth Quarter and 2006 Financial Results

         "Company reports $.09 earnings per share for the latest quarter"

ROCHESTER, NY - February 23, 2007 -- Performance Technologies, Inc. (Nasdaq:
PTIX), a leading developer of communication platforms and systems, today announced its financial results for the fourth quarter and 2006.

Financial Information

Revenue in the fourth quarter 2006 amounted to $12.4 million, compared to $13.3 million in the fourth quarter 2005. Revenue for 2006 amounted to $48.4 million, compared to $49.6 million in 2005.

Net income for the fourth quarter 2006 amounted to $1.2 million, or $.09 per diluted share, including stock-based compensation expense of $.05 million, or $.00 per share, based on 13.3 million shares outstanding. Net income for the fourth quarter 2005 amounted to $.9 million, or $.06 per diluted share, including restructuring charges amounting to $.1 million, or $.01 per share and an intangible asset write-off amounting to $1.4 million, or $.07 per share, based on 13.3 million shares outstanding.

Net income for 2006 amounted to $1.5 million, or $.11 per diluted share, including restructuring charges amounting to $1.8 million, or $.10 per share; a charge for non-compliant "RoHS" inventory amounting to $.8 million, or $.05 per share; stock compensation expense of $.5 million, or $.03 per share; and discrete income tax benefits amounting to $.4 million, or $.03 per share, based on 13.3 million shares outstanding. Net income for 2005 amounted to $3.0 million, or $.23 per diluted share, including restructuring charges amounting to $.4 million, or $.02 per share and an intangible asset write-off amounting to $1.4 million, or $.07 per share, based on 13.2 million shares outstanding.

During 2006, the Company recorded restructuring charges relating to relocating its engineering center in San Luis Obispo, California to a smaller, less expensive facility located in the same city, closing its Norwood, Massachusetts engineering center, and severance costs associated with reductions-in-force. During 2005, the Company recorded restructuring charges for severance costs primarily related to its centralization efforts.

At December 31, 2006, cash and investments amounted to $35.2 million, or approximately $2.64 per share, and the Company had no long-term debt.

Business Overview

The following contains forward-looking statements within the meaning of the Securities Act of 1933 and Securities Exchange Act of 1934 and is subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

The Company is a global supplier of integrated IP-based platforms and solutions for advanced communications networks and innovative computer system architectures. It targets three vertical markets: telecommunications, defense and homeland security, and commercial. Of the three vertical markets served, telecommunications is the largest and represents approximately 75% of the Company's business. An approximate breakdown of telecommunications applications utilizing the Company's products is as follows: Voice-over-IP (VoIP) represents 40%, wireless infrastructure represents 40%, and the remaining 20% is spread across IP multimedia and other applications.

The telecommunications market served by the Company depends upon carrier spending to upgrade network infrastructure to next-generation equipment. During the fourth quarter 2006, investments by U.S. wireless carriers in next-generation mobile networks declined from the preceding quarter, which impacted many of the Company's customers and competitors. The Company's largest customer during 2006 sells directly into the U.S. wireless market and fourth quarter shipments to this customer amounted to $1.2 million, compared to $2.5 million in the fourth quarter of 2005.

During 2006, the Company balanced its traditional engineering and technology focus with a stronger emphasis on sales and marketing. In this endeavor, the Company's sales organization was expanded, a new sales plan was instituted, more experienced sales people were hired and new sales leadership was put in place. Management believes the revitalization of the sales organization was a key accomplishment in 2006.

In October 2006, Michael P. Skarzynski resigned as president, chief executive officer and as a member of the Board of Directors. The Company's current chairman, John M. Slusser became interim president and chief executive officer following Mr. Skarzynski's resignation. In January 2007, Mr. Slusser was appointed the permanent president and chief executive officer.

"The Company's financial performance in the fourth quarter met our expectations," said John Slusser, president and chief executive officer. "As we enter 2007, we are optimistic about the Company's prospects as we focus our robust technology suite, strong employee team and capital assets on meaningful future growth. While we are disappointed with the anticipated lower level of end market spending during the first six months of 2007, we strongly believe that the second half of 2007 can reflect growth based on anticipated customer production deployments and expected solid gains from our reinvigorated sales organization. In addition, the Company has embarked on a number of initiatives to improve its market positioning and we will continue to examine strategies to maximize our value proposition to customers, and successfully identify and pursue growth opportunities."

Guidance

During weak or uncertain economic periods, the Company's visibility of customer orders is limited, which frequently causes delays in the placement of orders. These factors often result in a substantial portion of the Company's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. At the current time, forward-looking visibility of customer orders is very limited.

The Company provides guidance only on earnings per share expected in the next quarter. Because the Company is anticipating lower orders from customers serving the wireless market and expects to increase its signaling investments, management anticipates a loss per share in the first quarter 2007 in the range of $.01 to $.06. This estimated loss per share excludes restructuring charges, stock-based compensation expense and discrete income tax items. In the first quarter 2007, stock-based compensation expense is expected to be approximately $.1 million, excluding any stock options granted during the quarter.

The Company works closely with customers to incorporate its platforms, blades and software solutions into their product designs. Such "design wins" have been a useful metric for management to judge the Company's product acceptance in its marketplace. Design wins, if successfully deployed by our customers, reach production volumes at varying rates, generally beginning twelve to eighteen months after the design win occurs. A variety of risks such as schedule delays, cancellations, changes in customer markets and economic conditions can adversely affect a design win before production is reached or during deployment. In 2006, the Company began targeting design wins with major accounts. This approach may lower the total number of design wins reported in the future although management expects such design wins to generate higher, long-term value.

During the fourth quarter 2006, the Company realized three design wins for its Advanced Managed Platform(TM) products. Each design win has the potential to generate at least $.5 million of annualized revenue when reaching production volumes.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About Performance Technologies

Performance Technologies (Nasdaq: PTIX - News) is a global supplier of integrated IP-based platforms and solutions for advanced communications networks and innovative computer system architectures. Our Embedded Systems Group offers robust application-ready platforms that incorporate open-standards based software and hardware, providing significantly accelerated end product deployment benefits for equipment manufacturers. Our Signaling Systems Group offers the SEGway(TM) product suite, which includes IP STPs, SS7 over IP transport solutions, and signaling gateways that enable lower operating costs through utilization of IP networks, thereby creating competitive advantages for carriers in existing and emerging markets.

Performance Technologies is headquartered in Rochester, New York. Additional engineering facilities are located in San Diego and San Luis Obispo, California; and Kanata, Ontario, Canada. For more information, visit www.pt.com.

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. These forward-looking statements are subject to certain risks and uncertainties, and the Company's actual results can differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins and obtaining orders as a result, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing capacity and arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments and foreign regulations. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2005, as reported in its Annual Report on Form 10-K, and other documents filed by the Company with the Securities and Exchange Commission.

                                      ###

A conference call will be held on Friday, February 23rd at 5:00 p.m., New York time, to discuss the Company's financial performance for the fourth quarter and 2006. All institutional investors can participate in the conference by dialing
(866) 250-5144 or (416) 849-6163. The conference call will be available simultaneously for all other investors at (866) 500-7713 or (416) 849-2692. A digital recording of the call may be accessed immediately at the completion of the conference from February 23 through February 27, 2007. Participants should dial (866) 245-6755, or (416) 915-1035 using passcode 884130 to gain access to the recording. A live Webcast of the conference call will be available on the Performance Technologies Web site at www.pt.com and will be archived to the site within two hours after the completion of the call.

            PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

                         CONSOLIDATED BALANCE SHEETS

                                  (unaudited)

                                     ASSETS

                                            December 31,       December 31,
                                                2006              2005
                                           --------------     --------------
Current assets:
  Cash and cash equivalents                 $10,518,000         $11,803,000
  Investments                                24,675,000          21,150,000
  Accounts receivable                         9,561,000           9,523,000
  Inventories                                 5,678,000           7,148,000
  Prepaid expenses and other assets             767,000             470,000
  Deferred taxes                              2,495,000           3,272,000
                                           --------------     --------------
       Total current assets                  53,694,000          53,366,000

Property, equipment and improvements          2,213,000           2,004,000
Software development costs                    3,185,000           3,182,000
Deferred taxes                                1,026,000
Investment in unconsolidated company                                248,000
Goodwill                                      4,143,000           4,143,000
                                           --------------     --------------
       Total assets                         $64,261,000         $62,943,000
                                           ==============     ==============


                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                          $ 1,460,000         $ 1,836,000
  Income taxes payable                          232,000             244,000
  Accrued expenses                            4,302,000           4,438,000
                                           --------------     --------------
       Total current liabilities              5,994,000           6,518,000

Deferred taxes                                                    1,138,000
                                           --------------     --------------
       Total liabilities                      5,994,000           7,656,000
                                           --------------     --------------

Stockholders' equity:
  Preferred stock
  Common stock                                  133,000             133,000
  Additional paid-in capital                 14,699,000          13,903,000
  Retained earnings                          43,435,000          42,601,000
  Treasury stock                                                 (1,350,000)
                                           --------------      -------------
       Total stockholders' equity            58,267,000          55,287,000
                                           --------------     --------------
       Total liabilities and
       stockholders' equity                 $64,261,000         $62,943,000
                                           ==============     ==============

            PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF INCOME

        FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005

                                   (unaudited)

                                Three Months Ended         Twelve Months Ended
                                   December 31,               December 31,
                                 2006        2005           2006        2005
                             -----------  -----------   -----------  -----------

Sales                        $12,357,000  $13,331,000   $48,405,000  $49,633,000
Cost of goods sold             7,126,000    6,660,000    24,841,000   25,191,000
Cost of goods sold
  - non RoHS inventory                                      801,000
                             -----------  -----------   -----------  -----------
Gross profit                   5,231,000    6,671,000    22,763,000   24,442,000
                             -----------  -----------   -----------  -----------

Operating expenses:
Selling and marketing          1,518,000    1,707,000     5,922,000    5,894,000
Research and development       2,707,000    2,816,000    11,049,000   10,367,000
General and administrative     1,132,000    1,005,000     5,330,000    4,663,000
Restructuring charges            (11,000)     122,000     1,775,000      370,000
Intangible asset write-off                  1,360,000                  1,360,000
                             -----------  -----------   -----------  -----------
  Total operating expenses     5,346,000    7,010,000    24,076,000   22,654,000
                             -----------  -----------   -----------  -----------
(Loss) income from operations   (115,000)    (339,000)   (1,313,000)   1,788,000

Other income, net                431,000      338,000     1,521,000    1,296,000
                             -----------  -----------   -----------  -----------
Income (loss) before
  income taxes                   316,000       (1,000)      208,000    3,084,000

Income tax (benefit) provision  (929,000)    (856,000)   (1,275,000)      39,000

                             -----------  -----------   -----------  -----------
  Net income                 $ 1,245,000  $   855,000    $1,483,000  $ 3,045,000
                             ===========  ===========   ===========  ===========


Basic earnings per share     $       .09  $       .07   $       .11  $       .24
                             ===========  ===========   ===========  ===========

Weighted average
  common shares               13,272,000   12,995,000    13,202,000   12,885,000
                             ===========  ===========   ===========  ===========

Diluted earnings per share   $       .09  $       .06   $       .11  $       .23
                             ===========  ===========   ===========  ===========

Weighted average common and
common equivalent shares      13,343,000   13,327,000    13,344,000   13,167,000
                             ===========  ===========   ===========  ===========